UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders.

Strategic Global Income Fund, Inc.
Annual Report
November 30, 2009

Strategic Global Income Fund, Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Effective August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 7% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 8%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 15, 2010

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2009.

Performance
Over the 12 months ended November 30, 2009, the Fund returned 37.82% on a net asset value basis, and 53.96% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the “Lipper Global Income Funds” category, were 41.35% and 57.93% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Strategic Global Benchmark (the “Benchmark”),(1) returned 22.61% over the annual period. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 7.)
Strategic Global Income
Fund, Inc.

Investment goals:
Primarily, high level of current
income; secondarily, capital
appreciation

Portfolio Management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding and did not borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the 12-month period; its Lipper median traded at a narrower discount.(2) Under most circumstances, it is hard to pinpoint precisely why a Fund

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

(2)	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

trades at a discount, as there are many different dynamics driving market prices.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	While economic growth in the US remained weak during much of the reporting period, the recession is largely considered to be over. Looking back, gross domestic product (“GDP”) declined 5.4% and 6.4% during the fourth quarter of 2008 and the first quarter of 2009, respectively. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, contracting 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending. The preliminary estimate for third quarter 2009 GDP, however, showed an increase of 2.8%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program, which included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program.

Overall, economic conditions appeared to turn the corner overseas as well. For example, after five consecutive quarters of negative GDP, economic growth in the Eurozone was a positive 0.4% during the third quarter of 2009. Japan also emerged from its worst recession since World War II, as its GDP was a positive 0.7% and 0.3% during the second and third quarters of 2009, respectively. Emerging markets countries generally held up better than their developed country counterparts during the fiscal year. However, they were negatively impacted by moderating exports given the economic weakness in many developed countries. Yet, it is important to point out that domestic consumption in the emerging markets appeared to be relatively robust, which partially helped to offset the decline in exports.

Q.	How did the world’s bond markets perform over the reporting period?
A.	Overall, the US bond market generated strong results. Early in the period, investors continued to be drawn to the relative safety of short-term Treasuries given ongoing concerns related to the economy and the nearly frozen credit markets. However, risk aversion soon abated due to optimism that the government’s massive intervention to restore order to the financial system was gaining traction. In addition, economic conditions went from being “less negative,” to showing signs of improvement. Collectively, this triggered rising investor confidence and helped the US spread sectors (i.e., non-Treasuries) generate strong results during the reporting period.

Strategic Global Income Fund, Inc.

When the Fund’s fiscal year began in December 2008, the emerging markets debt asset class was beginning to transition from a period of generating extremely poor results. Looking back, the asset class faltered in September and October 2008, due to the fallout from the September bankruptcy of Lehman Brothers, market illiquidity and a rapidly weakening global economy. Heading into the reporting period, market conditions remained strained. However, despite this backdrop, emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt—began to stabilize. Spreads then substantially narrowed during much of the remainder of the fiscal year.

This dramatic reversal of fortune was attributed to a number of factors, including the fact that financial support from the International Monetary Fund (IMF) and the World Bank helped to alleviate concerns that some emerging markets countries might default on their debt. In addition, conditions in the overall financial system improved, investor confidence grew and risk aversion was replaced with an increased appetite for risk. This supported emerging markets debt prices and helped the asset class to post outstanding results during the 12-month reporting period.

Q.	How did you position the portfolio from a duration standpoint?
A.	The Fund’s duration—which measures its sensitivity to interest rate change—was lower than that of its benchmark throughout the fiscal year. This position was maintained in an effort to reduce the Fund’s overall risk exposure. While there were periods during the first and second quarters of 2009 when the Fund’s lower duration was beneficial, overall it detracted from performance during the 12-months ended November 30, 2009.

Q.	Which currency strategies did you use during the period?
A.	When the reporting period began, we had an underweight to local market debt (that is, debt denominated in the “local” currency of the issuer, versus US dollars). Amid signs that the global economy was stabilizing and commodity prices were moving higher, we increased this position during the second quarter of 2009, bringing it to a somewhat neutral position. In particular, we increased our weightings in the Brazilian real, the South African rand and the Mexican peso. We also had positions in the Norwegian krone and the Swedish krona. These exposures were positive for the Fund’s performance as local currencies appreciated; in addition, reducing the Fund’s exposure to the US dollar was rewarded as it significantly depreciated during the fiscal year.

Strategic Global Income Fund, Inc.

Q.	Which holdings or strategies generated strong results over the period?
A.	Overall, the Fund’s exposure to spread product (“spread product” refers to all non-US Treasury securities) both in the US and abroad, was beneficial to performance. In particular, the Fund’s investment grade and high yield corporate bond holdings generated strong returns as their spreads continued to narrow from their elevated levels in late 2008 and early 2009.

Also notably contributing to Fund performance was the portfolio’s position in collateralized loan obligations (CLOs), which are debt securities backed by a pool of commercial loans. The CLO market rallied strongly during the period, and year-to-date as of November 30, 2009, has generated approximately a 50% gain (as measured by the S&P LCD Loan Index, which reflects the market-weighted performance of institutional leveraged loans in the US and Europe, based upon real-time market weightings, spreads and interest payments).

The Fund’s CLO investments were in the less senior (junior) AAA-, AA- and A-rated segments of certain US and European CLOs. Because the majority of these investments were made prior to the mid-year rally in the CLO market, the Fund participated in capturing much of the upside performance of this sector as a result.

The Fund’s holding of Russian quasi-sovereign bank bonds was also rewarded. (Quasi-sovereign bank bonds are issued by banks that are over 50% state-owned; therefore, governments have a more vested interest in keeping them up and running.) Early in the reporting period, prices on these securities were weak given the perception that they were similar to typical bank bonds. However, their prices then sharply increased and, by August 2009, their spreads had narrowed to pre-credit crisis levels. This was triggered by improving investor sentiment as the Russian government provided implicit backing on the bonds; oil prices moved higher; and the country’s economic situation improved.

Elsewhere, the Fund’s holdings in oil-related and commodity-exporting countries such as Brazil, Turkey and those in the Middle East were positive contributors to performance as commodity prices rose over the reporting period. (During the period, the Fund had no exposure to Dubai.)

Q.	Were there any particular strategies that didn’t work well for the Fund?
A.	As discussed, the Fund’s high yield bond exposure was, overall, a positive for performance during the fiscal year. However, taking a more defensive

Strategic Global Income Fund, Inc.

stance and emphasizing relatively higher rated securities was a drag on the Fund’s results during the first half of the reporting period. As our outlook for the global economy improved and our expectations for high yield defaults declined, we increased the Fund’s exposure to lower rated securities toward the end of the second quarter of 2009. By the end of the fiscal year, the Fund had a neutral position in lower rated issues versus its Benchmark. Adjusting our positioning in the high yield sector was a positive for results as lower rated corporate bonds outperformed their higher rated counterparts during the fiscal year as a whole.

Other detractors included the previously mentioned shorter duration position. In addition, the Fund’s exposure to emerging markets debt was lower than that of the Benchmark, which was also a negative to the Fund’s relative performance.

Q.	What is your outlook on the global economy and fixed income markets?
A.	As we discussed earlier in this report, emerging markets debt spreads significantly narrowed during the fiscal year. However, it’s important to note that spreads began the period at extremely elevated levels due to last year’s financial crisis. In terms of fundamentals, most emerging markets countries appear to have stronger economies than developed markets, which should support the former’s spreads and currencies. On the other hand, the monetary easing cycle in developing countries is likely completed and interest rate hikes in the emerging markets will probably occur sooner than in developed countries. While this could be a negative for local markets, it should support our exposure to local currency. Overall, we remain positive on the long-term prospects for the emerging markets debt asset class, and believe that demand for emerging markets debt should remain strong as investors look for incremental yield versus developed market debt.

Turning to the US, it appears that its recession has ended. That said, economic growth could be below its historical average in 2010. We also feel that inflation in the US will likely remain muted. Against this backdrop, we believe the Federal Reserve Board will keep short-term interest rates on hold at their extremely low level for the time being. Collectively, this environment could be supportive for the bond markets and lead to further spread tightening.

The outlook for CLOs appears positive, with new issue deals recently announced. In addition, we believe that several CLO managers are contemplating additional deals in the near future. We continue to look

Strategic Global Income Fund, Inc.

for attractive CLO positions rated single A and above (that is, within the top three “investment grade” rating categories) to add to the Fund’s portfolio.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,
Kai R. Sotorp
President
Strategic Global Income Fund, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.
Uwe Schillhorn, CFA
Head of Emerging Markets Debt
Strategic Global Income Fund, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2009. The views and opinions in the letter were current as of January 15, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/09

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	37.82%	7.93%	9.65%

Lipper Global Income Funds median	41.35	6.54	9.42

Market price returns

Strategic Global Income Fund, Inc.	53.96%	3.27%	11.03%

Lipper Global Income Funds median	57.93	6.02	11.92

Index returns

Strategic Global Benchmark(1)	22.61%	6.93%	8.54%

Citigroup World Government Bond Index(2)	15.66	5.96	7.16

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.

(2)	The Citigroup World Government Bond Index is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission.The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics*	11/30/09	05/31/09	11/30/08

Net assets (mm)	$218.0	$183.8	$170.5

Weighted average maturity (yrs.)	7.8	7.7	6.8

Modified duration (yrs.)†	5.9	5.2	4.2

Currency exposure**	11/30/09	05/31/09	11/30/08

US dollar denominated	39.1%	53.9%	61.8%

Non US dollar denominated	60.9	46.1	38.2

Total	100.0%	100.0%	100.0%

Credit quality***	11/30/09	05/31/09	11/30/08

AAA	25.3%	47.2%	41.2%

AA	10.3	6.6	9.3

A	20.4	11.3	12.7

BBB	10.5	5.8	4.2

BB	7.6	2.2	3.9

B	4.6	4.1	3.1

CCC	1.9	1.1	1.7

D	0.1	0.6	0.1

Non-rated	16.6	10.3	12.7

Equity/preferred	—	0.0 (1)	0.7

Cash equivalents	1.8	5.9	8.4

Other assets, less liabilities	0.9	4.9	2.0

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.

**	Exposure represents a percentage of market value as of dates indicated.

***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

(1)	Amount represents less than 0.05%.

†	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Top 10 countries/territories
or supranationals
(other than short-term
investments)***	11/30/09		05/31/09		11/30/08

United States	37.7%	United States	43.0%	United States	30.5%

Cayman Islands	10.3	Germany	9.6	Italy	10.0

Germany	8.9	France	4.6	Malaysia	7.7

Indonesia	3.5	Malaysia	4.2	Cayman Islands	6.5

Italy	3.5	Cayman Islands	4.0	Germany	4.8

Netherlands	3.4	Argentina	3.9	Spain	4.8

Malaysia	3.2	Italy	3.6	France	4.6

Spain	2.4	Spain	2.6	Argentina	4.2

		Sovereign/
France	2.3	supranational	2.2	Russia	3.4

				Sovereign/
Venezuela	2.2	Turkey	2.1	supranational	2.1

Total	77.4%		79.8%		78.6%

***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of November 30, 2009 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.14%
Auto parts & equipment	0.11
Capital markets	0.24
Chemicals	0.12
Commercial banks	5.63
Commercial services & supplies	0.32
Computers & peripherals	0.04
Construction materials	0.13
Consumer finance	0.21
Diversified financial services	3.98
Diversified telecommunication services	1.37
Electric utilities	1.86
Food products	0.00	(1)
Health care providers & services	0.25
Health services	0.20
Hotels, restaurants & leisure	0.65
Household durables	0.41
Independent power producers & energy traders	0.09
Industrial conglomerates	0.15
Insurance	0.50
Internet software & services	0.20
IT services	0.31
Media	0.64
Metals & mining	0.48
Multi-utilities	0.29
Non-food & drug retailers	0.01
Office furnishings	0.01
Oil refining & marketing	0.00	(1)
Oil, gas & consumable fuels	0.78
Real estate investment trusts (REITs)	0.13
Real estate management & development	3.20
Road & rail	0.06
Semiconductors & semiconductor equipment	0.01
Specialty retail	0.11
Telecommunications	0.30
Tobacco	0.32
Trading companies & distributors	1.01
Wireless telecommunication services	1.03

Total corporate bonds	25.29

Strategic Global Income Fund, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of November 30, 2009 (unaudited)

Bonds (concluded)
Asset-backed securities	5.24%
Collateralized debt obligations	12.96
Commercial mortgage-backed securities	8.29
Mortgage & agency debt securities	3.27
Municipal bond	0.14
US government obligations	7.14
Non US-government obligations	30.00
Sovereign/supranational bonds	1.92
Credit-linked note	1.99

Total bonds	96.24
Short-term investment	1.77
Options purchased	1.08

Total investments	99.09
Cash and other assets, less liabilities	0.91

Net assets	100.00%

(1) Amount represents less than 0.005%.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—96.24%

Corporate bonds—25.29%

Australia—0.09%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19		$150,000	$191,199

Bermuda—1.01%
Noble Group Ltd.,
6.750%, due 01/29/20(1)		$2,200,000	2,200,000

Cayman Islands—0.27%
Hutchison Whampoa International Ltd.,
6.250%, due 01/24/14(1)		$300,000	330,854

Lumena Resources Corp.,
12.000%, due 10/27/14(1)		275,000	248,875

Total Cayman Islands corporate bonds			579,729

France—1.56%
Compagnie de Financement Foncier, EMTN,
4.000%, due 07/21/11	EUR	2,110,000	3,289,546

France Telecom SA,
4.375%, due 07/08/14		$105,000	111,730

Total France corporate bonds			3,401,276

Germany—2.23%
DEPFA Deutsche Pfandbriefbank AG,
5.500%, due 01/15/10	EUR	1,000,000	1,509,601

Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	3,353,099

Total Germany corporate bonds			4,862,700

Indonesia—1.74%
Majapahit Holding BV,
7.750%, due 01/20/20(1)		$2,000,000	2,017,500

7.875%, due 06/29/37(2)		1,000,000	940,000

Prime Dig Pte Ltd.,
11.750%, due 11/03/14(1)		850,000	841,500

Total Indonesia corporate bonds			3,799,000

Ireland—0.32%
GE Capital European Funding, EMTN,
4.875%, due 03/06/13	EUR	445,000	702,192

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Italy—0.31%
Intesa Sanpaolo SpA, EMTN,
6.375%, due 04/06/10	EUR	440,000	$669,472

Liberia—0.65%
Royal Caribbean Cruises Ltd.,
6.875%, due 12/01/13		$1,500,000	1,410,000

Malaysia—3.20%
Johor Corp.,
1.000%, due 07/31/12(3)	MYR	20,240,000	6,980,339

Netherlands—1.13%
E.ON International Finance BV, EMTN,
5.125%, due 10/02/12	EUR	450,000	724,276

Rabobank Nederland NV, EMTN,
4.125%, due 04/04/12		1,110,000	1,751,690

Total Netherlands corporate bonds			2,475,966

Qatar—0.14%
Qtel International Finance Ltd., MTN,
7.875%, due 06/10/19(1)		$265,000	296,938

United Kingdom—0.83%
Barclays Bank PLC,
6.750%, due 05/22/19		$200,000	226,891

Royal Bank of Scotland Group PLC, MTN,
6.400%, due 10/21/19		395,000	400,419

Vodafone Group PLC, EMTN,
3.625%, due 11/29/12	EUR	500,000	773,966

4.150%, due 06/10/14		400,000	417,995

Total United Kingdom corporate bonds			1,819,271

United States—11.81%
AAC Group Holding Corp.,
10.250%, due 10/01/12(1),(4)		$25,000	24,750

Altria Group, Inc.,
9.700%, due 11/10/18		390,000	482,550

American General Finance Corp., MTN,
4.875%, due 05/15/10		10,000	9,900

5.375%, due 10/01/12		5,000	4,104

5.625%, due 08/17/11		25,000	21,832

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
American General Finance Corp., MTN (concluded)
5.850%, due 06/01/13	$40,000	$31,503

6.900%, due 12/15/17	55,000	38,607

Anadarko Petroleum Corp.,
6.450%, due 09/15/36	235,000	246,718

Apria Healthcare Group, Inc.,
11.250%, due 11/01/14(1)	500,000	547,500

AT&T, Inc.,
6.500%, due 09/01/37	250,000	265,707

Bank of America Corp.,
7.625%, due 06/01/19	220,000	251,938

Boeing Co.,
4.875%, due 02/15/20	200,000	208,057

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	155,000	177,664

Capital One Bank USA N.A.,
8.800%, due 07/15/19	255,000	301,995

Caterpillar Financial Services Corp., MTN,
6.125%, due 02/17/14	300,000	338,257

Citigroup, Inc.,
5.125%, due 02/14/11	2,000,000	2,062,312

Clearwire Communications LLC,
12.000%, due 12/01/15(1)	200,000	197,250

Comcast Corp.,
6.300%, due 11/15/17	500,000	552,510

Cricket Communications, Inc.,
10.000%, due 07/15/15	250,000	242,500

CSX Corp.,
7.450%, due 04/01/38	100,000	121,518

Dynegy Holdings, Inc.,
7.625%, due 10/15/26	750,000	487,500

Energy Future Holdings Corp.,
10.875%, due 11/01/17	240,000	168,600

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	200,000	194,785

First Data Corp.,
9.875%, due 09/24/15	750,000	667,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
FirstEnergy Solutions Corp.,
4.800%, due 02/15/15(1)	$200,000	$207,853

Ford Motor Credit Co. LLC,
7.250%, due 10/25/11	35,000	34,938

9.875%, due 08/10/11	400,000	415,122

Fortune Brands, Inc.,
5.375%, due 01/15/16	875,000	898,672

Freescale Semiconductor, Inc.,
10.125%, due 12/15/16	25,000	17,563

Frontier Communications Corp.,
9.000%, due 08/15/31	560,000	547,400

General Electric Capital Corp., MTN,
5.875%, due 01/14/38	2,000,000	1,856,340

GMAC, Inc.,
6.750%, due 12/01/14	170,000	150,698

6.875%, due 09/15/11(1)	107,000	102,987

8.000%, due 11/01/31	340,000	289,191

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	250,000	269,838

Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	225,000	241,875

HCA, Inc.,
9.625%, due 11/15/16(5)	400,000	426,500

HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,122,160

Interface, Inc., Series B,
11.375%, due 11/01/13	15,000	16,406

Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	332,313

JP Morgan Chase Capital XXII,
6.450%, due 02/02/37	515,000	463,562

Liberty Mutual Group, Inc.,
10.750%, due 06/15/58(1),(6)	35,000	36,575

Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	21,625

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
MetLife, Inc.,
6.400%, due 12/15/36	$250,000	$208,125

10.750%, due 08/01/39	175,000	210,000

Mirant Americas Generation LLC,
9.125%, due 05/01/31	500,000	425,000

Morgan Stanley, MTN,
6.625%, due 04/01/18	250,000	271,228

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	300,000	282,686

News America, Inc.,
6.200%, due 12/15/34	200,000	200,004

Nextel Communications, Inc.,
6.875%, due 10/31/13	500,000	475,000

NGPL Pipeco LLC,
6.514%, due 12/15/12(1)	500,000	550,528

Nisource Finance Corp.,
10.750%, due 03/15/16	205,000	247,967

Northrop Grumman Systems Corp.,
7.875%, due 03/01/26	70,000	88,508

NRG Energy, Inc.,
7.375%, due 01/15/17	200,000	198,500

ONEOK Partners LP,
8.625%, due 03/01/19	250,000	305,969

Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	5,000	5,225

PLY Gem Industries, Inc.,
11.750%, due 06/15/13	300,000	286,500

ProLogis, REITs,
5.625%, due 11/15/15	300,000	291,947

Qwest Corp.,
7.625%, due 06/15/15	370,000	376,475

Reynolds American, Inc.,
7.625%, due 06/01/16	195,000	211,936

Sally Holdings LLC,
10.500%, due 11/15/16	50,000	53,500

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Sempra Energy,
8.900%, due 11/15/13	$300,000	$357,366

9.800%, due 02/15/19	225,000	292,170

Sprint Capital Corp.,
7.625%, due 01/30/11	965,000	974,650

SunGard Data Systems, Inc.,
10.250%, due 08/15/15	75,000	76,875

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	325,000	324,199

Terremark Worldwide, Inc.,
12.000%, due 06/15/17(1)	400,000	436,500

Tesoro Corp.,
9.750%, due 06/01/19	5,000	5,075

Texas Competitive Electric Holdings Co. LLC,
Series A,
10.250%, due 11/01/15	75,000	53,250

Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	83,016

6.750%, due 07/01/18	250,000	279,075

Time Warner, Inc.,
6.875%, due 05/01/12	250,000	277,212

Toys R Us Property Co. LLC,
8.500%, due 12/01/17(1)	200,000	199,000

Valero Energy Corp.,
6.625%, due 06/15/37	125,000	120,783

Verizon Communications, Inc.,
6.900%, due 04/15/38	585,000	661,519

Verizon Wireless Capital LLC,
5.550%, due 02/01/14	500,000	551,029

Wachovia Capital Trust III,
5.800%, due 03/15/11(6),(7)	400,000	274,000

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(3),(6),(7),(8),(9)	1,000,000	1,000

Total United States corporate bonds		25,752,992

Total corporate bonds (cost—$50,705,936)		55,141,074

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—5.24%

United States—5.24%
American Express Credit Account Master Trust,
Series 2006-1, Class C,
0.519%, due 12/15/13(1),(6)	$2,250,000	$2,173,196

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.436%, due 08/25/35(6)	142,006	124,788

Bank of America Credit Card Trust,
Series 2007-B1, Class B1,
0.319%, due 06/15/12(6)	600,000	598,817

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.436%, due 06/25/36(6)	1,119,778	1,051,872

Chase Issuance Trust,
Series 2005-C2, Class C2,
0.679%, due 01/15/15(6)	575,000	544,597

Citibank Credit Card Issuance Trust,
Series 2006-C4, Class C4,
0.462%, due 01/09/12(6)	1,000,000	994,611

Series 2006-C2, Class C2,
5.700%, due 05/15/13	350,000	358,867

Countrywide Asset-Backed Certificates,
Series 2006-17, Class 2A1,
0.286%, due 03/25/47(6)	31,849	31,635

Series 2006-20, Class 2A1,
0.286%, due 04/25/47(6)	78,574	75,989

Series 2005-7, Class 3AV3,
0.646%, due 11/25/35(6)	107,287	104,258

GSAMP Trust,
Series 2006-HE7, Class A2A,
0.276%, due 10/25/46(6)	39,001	38,663

Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15	450,000	451,692

MBNA Credit Card Master Note Trust,
Series 2002-C1, Class C1,
6.800%, due 07/15/14	3,000,000	3,093,718

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
MBNA Master Credit Card Trust,
Series 2001-B, Class C,
7.250%, due 08/15/13(1)	$500,000	$516,289

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A,
0.286%, due 05/25/37(6)	5,454	5,411

Morgan Stanley ABS Capital I,
Series 2006-HE6, Class A2A,
0.276%, due 09/25/36(6)	27,520	27,211

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.406%, due 08/25/36(6)	576,237	83,104

Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.496%, due 07/25/35(6)	261,838	255,639

Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.296%, due 11/25/46(6)	23,786	22,931

Series 2006-E, Class A1,
0.326%, due 01/25/37(6)	37,921	35,928

Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.306%, due 01/25/37(6)	255,699	247,631

Residential Asset Mortgage Products, Inc.,
Series 2006-RZ5, Class A1B,
0.336%, due 08/25/46(6)	79,566	77,861

Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.436%, due 12/25/35(6)	73,299	66,867

Soundview Home Equity Loan Trust,
Series 2006-EQ2, Class A1,
0.316%, due 01/25/37(6)	891	882

Series 2006-OPT3, Class 2A2,
0.346%, due 06/25/36(6)	31,433	30,369

Series 2005-OPT1, Class 2A4,
0.536%, due 06/25/35(6)	451,827	403,288

Total asset-backed securities (cost—$11,065,904)		11,416,114

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Collateralized debt obligations—12.96%

Cayman Islands—10.06%
Apidos CDO,
Series 2007-CA, Class A2B,
0.593%, due 05/14/20(1),(3),(6),(8)	$2,000,000	$1,480,000

Atrium CDO Corp.,
Series 5A, Class A2B,
0.589%, due 07/20/20(1),(3),(6),(8)	2,000,000	1,500,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.643%, due 11/15/17(1),(3),(6),(8)	2,000,000	1,640,000

Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.647%, due 05/21/21(1),(3),(6),(8)	2,500,000	1,878,350

Commercial Industrial Finance Corp.,
Series 2007-1A, Class A1LB,
0.614%, due 05/10/21(1),(3),(6),(8)	2,500,000	1,777,300

Gulf Stream Compass CLO Ltd.,
Series 2007-1A, Class C,
2.281%, due 10/28/19(1),(3),(6),(8)	1,400,000	728,000

Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
0.602%, due 04/24/21(1),(3),(6),(8)	2,000,000	1,631,380

ING Investment Management,
Series 2006-3A, Class A2B,
0.624%, due 12/13/20(1),(3),(6),(8)	2,000,000	1,560,000

Limerock CLO,
Series 2007-1A, Class A4,
0.632%, due 04/24/23(1),(3),(6),(8)	2,000,000	1,240,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.624%, due 04/16/21(1),(3),(6),(8)	2,500,000	1,900,000

Series 2006-2A, Class B,
0.684%, due 01/12/21(1),(3),(6),(8)	3,000,000	2,280,000

Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
0.831%, due 08/01/24(1),(3),(6),(8)	4,000,000	859,160

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.534%, due 10/20/18(1),(3),(6),(8)	1,714,205	1,371,364

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Cayman Islands—(concluded)
Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
0.669%, due 06/15/21(1),(3),(6),(8)		$2,000,000	$1,565,600

Wind River CLO Ltd.,
Series 2004-1A, Class B1,
1.392%, due 12/19/16(1),(3),(6),(8)		1,000,000	520,000

Total Cayman Islands collateralized debt obligations			21,931,154

Netherlands—2.22%
Cadogan Square CLO BV,
Series 1, Class C,
1.799%, due 02/01/22(2),(3),(6),(8)	EUR	2,000,000	1,351,395

Grosvenor Place CLO BV,
Series II-A, Class B,
1.421%, due 03/28/23(1),(3),(6),(8)		2,000,000	1,982,046

Prospero CLO I BV,
Series I-A, Class A2,
0.817%, due 03/20/17(1),(3),(6),(8)		$2,000,000	1,515,200

Total Netherlands collateralized debt obligations			4,848,641

United States—0.68%
Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.642%, due 10/27/20(1),(3),(6),(8)		2,000,000	1,480,000

Total collateralized debt obligations (cost—$19,070,632)			28,259,795

Commercial mortgage-backed securities—8.29%

United States—8.29%
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4,
5.356%, due 10/10/45		$4,000,000	3,609,526

Series 2007-3, Class A2,
5.837%, due 06/10/49(6)		1,100,000	1,119,247

Series 2007-4, Class A4,
5.935%, due 02/10/51(6)		3,500,000	3,119,440

Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.888%, due 12/10/49(6)		4,950,000	3,369,502

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	$1,300,000	$931,345

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39	500,000	501,286

Morgan Stanley Dean Witter Capital I,
Series 2000-LIF2, Class A2,
7.200%, due 10/15/33	667,189	682,081

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23, Class AM,
5.466%, due 01/15/45(6)	5,150,000	3,978,664

Series 2006-C27, Class A2,
5.624%, due 07/15/45	750,000	757,496

Total commercial mortgage-backed securities (cost—$15,301,474)		18,068,587

Mortgage & agency debt securities—3.27%

United States—3.27%
Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37	1,447,131	22,431

Series 2006-9, Class B3,
6.250%, due 01/25/37	727,603	1,812

Banc of America Funding Corp.,
Series 2006-R2, Class A2,
6.013%, due 07/28/46(1),(6)	557,339	156,612

Series 2007-4, Class NB1,
6.093%, due 06/25/37(6)	2,931,906	96,166

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
0.476%, due 08/25/35(6)	104,289	94,968

Series 2006-AR6, Class 1B2,
6.038%, due 08/25/36(6)	4,225,852	63,853

Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36	1,214,180	38,466

Series 2005-J2, Class 2A1,
7.500%, due 12/25/34	161,721	148,682

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B2,
6.237%, due 11/25/36(6)		$260,715	$660

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.721%, due 05/25/36(6)		906,100	18,122

Series 2006-7, Class B1,
6.102%, due 08/25/36(6)		968,199	7,261

Federal Home Loan Mortgage Corp., MTN,†
5.750%, due 09/15/10	EUR	1,400,000	2,176,992

Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.477%, due 06/19/35(6)		$226,597	126,650

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(6)		6,492,000	2,649,048

Residential Accredit Loans, Inc.,
Series 2006-QS5, Class M1,
6.000%, due 05/25/36		474,758	4,043

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36		964,067	33,906

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.705%, due 09/25/36(6)		1,500,000	976,432

Series 2006-8, Class B3I,
6.275%, due 09/25/36(6)		1,448,929	10,679

WaMu Mortgage Pass-Through Certificates,
Series 2007-HY1, Class LB2,
1.527%, due 02/25/37(6)		1,157,096	3,402

Series 2007-HY7, Class LB1,
4.556%, due 07/25/37(6)		2,490,543	51,714

Series 2006-AR18, Class LB3,
5.331%, due 01/25/37(6)		1,174,428	37,405

Series 2006-AR12, Class LB1,
5.965%, due 10/25/36(6)		997,361	60,564

Series 2006-AR10, Class LB1,
5.985%, due 09/25/36(6)		998,310	68,857

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37		$1,303,022	$21,188

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36		3,897,578	242,514

Series 2006-AR12, Class 2B1,
6.101%, due 09/25/36(6)		496,995	7,455

Total mortgage & agency debt securities (cost—$16,489,446)			7,119,882

Municipal bond—0.14%
State of California General Obligation Bonds,
7.300%, due 10/01/39
(cost—$302,469)		300,000	299,994

US government obligations—7.14%
US Treasury Bonds,
PO, 4.920%, due 02/15/38		14,000,000	4,052,468

4.500%, due 08/15/39		2,650,000	2,784,156

8.750%, due 08/15/20		3,825,000	5,664,588

US Treasury Inflation Indexed Bonds (TIPS),
2.500%, due 01/15/29		1,005,830	1,126,058

US Treasury Notes,
3.625%, due 08/15/19		1,875,000	1,940,040

Total US government obligations (cost—$15,388,662)			15,567,310

Non US-government obligations—30.00%

Argentina—2.03%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(6),(9)	ARS	2,000,000	154,654

Republic of Argentina,
0.943%, due 08/03/12(6)		$13,170,000	4,036,605

7.000%, due 03/28/11		210,000	199,290

11.000%, due 12/04/05(9),(10)		100,000	43,000

			4,433,549

Austria—0.95%
Republic of Austria, EMTN,
3.800%, due 10/20/13(1)	EUR	1,300,000	2,061,874

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Brazil—1.12%
Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	BRL	2,530,000	$2,444,437

Dominican Republic—1.45%
Republic of Dominica,
9.000%, due 09/30/10	DOP	120,000,000	3,157,020

Finland—0.98%
Government of Finland,
4.375%, due 07/04/19	EUR	1,320,000	2,136,447

France—0.70%
Government of France,
3.750%, due 04/25/21	EUR	10,000	15,231

4.000%, due 04/25/55		1,015,000	1,512,292

			1,527,523

Germany—6.68%
Bundesrepublik Deutschland,
4.000%, due 01/04/37	EUR	955,000	1,447,919

6.250%, due 01/04/24		605,000	1,166,779

Bundesschatzanweisungen,
4.000%, due 09/10/10		5,545,000	8,535,829

Kreditanstalt fuer Wiederaufbau, MTN,
4.625%, due 10/12/12		640,000	1,032,593

5.000%, due 07/04/11		1,500,000	2,382,509

			14,565,629

Hungary—1.63%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	270,000,000	1,391,224

6.500%, due 06/24/19		425,000,000	2,162,450

			3,553,674

Indonesia—1.78%
Indonesia Treasury Bond,
10.750%, due 05/15/16	IDR	34,800,000,000	3,883,025

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(concluded)

Italy—3.18%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	$4,577,756

6.500%, due 11/01/27		1,275,000	2,352,298

			6,930,054

Poland—1.91%
Government of Poland,
5.750%, due 04/25/14	PLN	11,500,000	4,157,900

Qatar—1.62%
Qatar Government International Bond,
6.400%, due 01/20/40(1)		$3,500,000	3,535,000

Spain—2.45%
Government of Spain,
5.750%, due 07/30/32	EUR	2,160,000	3,814,923

6.150%, due 01/31/13		900,000	1,520,698

			5,335,621

Turkey—1.33%
Republic of Turkey,
12.000%, due 08/14/13	TRY	3,493,555	2,888,624

Venezuela—2.19%
Bolivarian Republic of Venezuela,
7.750%, due 10/13/19(2)		$3,000,000	1,845,000

8.250%, due 10/13/24(2)		3,500,000	2,091,250

Republic of Venezuela,
5.375%, due 08/07/10(2)		870,000	848,250

			4,784,500

Total non US-government obligations (cost—$62,122,681)			65,394,877

Sovereign/supranational bonds—1.92%
European Investment Bank, MTN,
5.375%, due 10/15/12	EUR	1,600,000	2,628,654

5.625%, due 10/15/10		1,000,000	1,563,001

Total sovereign/supranational bonds (cost—$3,849,131)			4,191,655

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Face
Security description	amount	Value

Bonds—(concluded)

Credit-linked note—1.99%

China—1.99%
Hong Kong & Shanghai Bank,
9.536%, due 08/20/10(11)
(cost—$4,313,603)	$4,610,000	$4,346,170

Total bonds (cost—$198,609,938)		209,805,458

	Units

Short-term investment—1.77%

Investment Company—1.77%
UBS Cash Management Prime Relationship Fund,
0.202%(12),(13)
(cost—$3,869,654)	3,869,654	3,869,654

	Number of
	contracts

Options Purchased—1.08%

Call Options—0.91%
2 Year Euro-Dollar Mid-Curve, strike @ USD 96.88,
expires March 2010*	660	1,101,375

90 Day Euro-Dollar Futures, strike @ USD 99.50,
expires December 2009*	1,000	543,750

90 Day Euro-Dollar Futures, strike @ USD 99.75,
expires December 2009*	1,000	18,750

90 Day Euro-Dollar Futures, strike @ USD 99.50,
expires January 2010*	880	330,000

		1,993,875

Put Options—0.17%
2 Year Euro-Dollar Mid-Curve, strike @ USD 96.88,
expires March 2010*	660	193,875

30 Day Fed Fund Futures, strike @ USD 99.69,
expires March 2010*	264	11,001

90 Day Euro-Dollar Futures, strike @ USD 99.50,
expires January 2010*	880	77,000

90 Day Euro-Dollar Futures, strike @ USD 99.13,
expires March 2010*	309	19,312

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

	Number of
Security description	contracts	Value

Options Purchased—(concluded)

Put Options—(concluded)
90 Day Euro-Dollar Futures, strike @ USD 96.00,
expires March 2011*	226	$59,325

		360,513

Total options purchased (cost—$2,046,533)		2,354,388

Total investments—99.09% (cost—$204,526,125)		216,029,500

Cash and other assets, less liabilities—0.91%		1,979,282

Net assets—100.00%		$218,008,782

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $205,428,303; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,114,965

Gross unrealized depreciation	(15,513,768)

Net unrealized appreciation of investments	$10,601,197

*	Non-income producing security.
†	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the value of these securities amounted to $44,083,198 or 20.22% of net assets.
(2)	Security exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2009, the value of these securities amounted to $7,075,895 or 3.25% of net assets.
(3)	Security is illiquid. At November 30, 2009, the value of these securities amounted to $35,241,134 or 16.17% of net assets.
(4)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2009. Maturity date disclosed is the ultimate maturity date.
(5)	PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(6)	Floating rate security—The interest rates shown are the current rates as of November 30, 2009.
(7)	Perpetual bond security. The maturity date reflects the next call date.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

(8)	These securities, which represent 12.97% of net assets as of November 30, 2009, are considered restricted. (See restricted securities table below for more information.)

					11/30/09
			Acquisition		Market
			cost as a	11/30/09	value as a
	Acquisition	Acquisition	percentage	Market	percentage
Restricted securities	dates	cost	of net assets	value	of net assets

Apidos CDO,
Series 2007-CA,
Class A2B,
0.593%, due 05/14/20	11/06/08	$1,020,000	0.47%	$1,480,000	0.68%

Atrium CDO Corp.,
Series 5A, Class A2B,
0.589%, due 07/20/20	11/17/08	1,040,200	0.48	1,500,000	0.69

BlueMountain CLO Ltd.,
Series 2005-1A,
Class A2,
0.643%, due 11/15/17	11/12/08	1,130,000	0.52	1,640,000	0.75

Cadogan Square CLO BV,
Series 1, Class C,
1.799%, due 02/01/22	05/22/09	347,174	0.16	1,351,395	0.62

Carlyle High Yield Partners,
Series 2006-8A, Class B,
0.647%, due 05/21/21	11/20/08	1,003,125	0.46	1,878,350	0.86

Commercial Industrial
Finance Corp.,
Series 2007-1A,
Class A1LB,
0.614%, due 05/10/21	09/30/09	1,731,250	0.79	1,777,300	0.82

Gannett Peak CLO Ltd.,
Series 2006-1A, Class A2,
0.642%, due 10/27/20	06/03/09	988,500	0.45	1,480,000	0.68

Grosvenor Place CLO BV,
Series II-A, Class B,
1.421%, due 03/28/23	06/12/09	1,140,178	0.52	1,982,046	0.91

Gulf Stream Compass
CLO Ltd., Series 2007-1A,
Class C,
2.281%, due 10/28/19	04/02/09	129,500	0.06	728,000	0.33

Halcyon Loan Investors
CLO Ltd., Series 2007-2A,
Class A1J,
0.602%, due 04/24/21	11/06/08	1,020,000	0.47	1,631,380	0.75

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

					11/30/09
			Acquisition		Market
			cost as a	11/30/09	value as a
Restricted securities	Acquisition	Acquisition	percentage	Market	percentage
(concluded)	dates	cost	of net assets	value	of net assets

ING Investment Management,
Series 2006-3A,
Class A2B,
0.624%, due 12/13/20	11/20/08	$942,500	0.43%	$1,560,000	0.72%

Limerock CLO,
Series 2007-1A, Class A4,
0.632%, due 04/24/23	11/06/08	900,000	0.41	1,240,000	0.57

Mountain View Funding CLO,
Series 2007-3A,
Class A2,
0.624%, due 04/16/21	10/30/08	1,362,500	0.63	1,900,000	0.87

Series 2006-2A, Class B,
0.684%, due 01/12/21	10/30/08	1,350,000	0.62	2,280,000	1.05

Prospero CLO I BV,
Series I-A, Class A2,
0.817%, due 03/20/17	10/29/09	1,520,000	0.70	1,515,200	0.69

Rockwall CDO Ltd.,
Series 2007-1A,
Class A1LB,
0.831%, due 08/01/24	10/21/08	1,240,000	0.57	859,160	0.39

Sargas CLO Ltd.,
Series 2006-1A, Class A2,
0.534%, due 10/20/18	06/17/09	1,221,371	0.56	1,371,364	0.63

Trimaran CLO Ltd.,
Series 2007-1A,
Class A2L,
0.669%, due 06/15/21	11/12/08	880,000	0.40	1,565,600	0.72

Washington Mutual
Preferred Funding LLC,
9.750%, due 12/15/17	10/19/07	1,025,000	0.47	1,000	0.00 (a)

Wind River CLO Ltd.,
Series 2004-1A, Class B1,
1.392%, due 12/19/16	03/09/09	104,000	0.05	520,000	0.24

		$20,095,298	9.22%	$28,260,795	12.97%

	(a)	Amount represents less than 0.005%.

(9)		Security is in default.
(10)		Security purchased after stated maturity date as defaulted debt. Bond being traded on potential future claim.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

(11)	Rate shown reflects annualized yield at November 30, 2009 on zero coupon bond.
(12)	The rate shown reflects the yield at November 30, 2009.
(13)	The table below details the Fund’s investments in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliates for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/08	11/30/09	11/30/09	11/30/09	11/30/09

UBS Cash
Management Prime
Relationship Fund	$—	$108,481,465	$104,611,811	$3,869,654	$30,495

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	14,250,718	46,942,733	61,193,451	—	85,683

ABS	Asset-backed securities
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EMTN	Euro Medium Term Note
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
MTN	Medium Term Note
PO	Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or related obligation. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.
REITs	Real estate investment trusts
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of November 30, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	510,000	USD	468,333	12/02/09	$1,224

Brazilian Real	19,600,850	USD	10,234,422	12/04/09	(926,254)

Brazilian Real	33,710,000	USD	19,494,778	12/04/09	300,387

Brazilian Real	3,650,850	USD	2,076,706	03/04/10	32,693

Canadian Dollar	23,090,000	USD	21,387,590	12/02/09	(490,371)

Chilean Peso	7,770,000,000	USD	15,626,684	12/04/09	306,102

Chilean Peso	7,840,000,000	USD	14,231,729	12/04/09	(1,529,509)

Colombian Peso	25,650,000,000	USD	12,799,401	12/04/09	1,206

Czech Koruna	57,000,000	EUR	2,213,450	12/04/09	45,969

Czech Koruna	28,500,000	EUR	1,094,092	03/04/10	6,806

Euro	2,213,450	CZK	57,000,000	12/04/09	(45,969)

Euro	1,094,092	CZK	28,500,000	03/04/10	(6,806)

Euro	2,051,710	HUF	565,000,000	12/04/09	9,649

Euro	2,106,637	HUF	565,000,000	12/04/09	(72,825)

Euro	2,083,718	HUF	565,000,000	03/04/10	(76,531)

Euro	19,358,144	SEK	200,330,000	12/02/09	(331,861)

Euro	15,695,000	USD	23,430,124	03/02/10	(128,856)

Great Britain Pound	3,840,000	USD	6,347,520	12/02/09	30,336

Hungarian Forint	565,000,000	EUR	2,106,637	12/04/09	72,825

Hungarian Forint	565,000,000	EUR	2,051,710	12/04/09	(9,649)

Hungarian Forint	565,000,000	EUR	2,083,718	03/04/10	76,531

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Forward foreign currency contracts (continued)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Hungarian Forint	163,000,000	USD	842,290	12/04/09	$(49,271)

Hungarian Forint	373,710,000	USD	2,094,317	12/04/09	50,235

Hungarian Forint	1,060,000,000	USD	5,864,129	03/04/10	139,795

Japanese Yen	2,504,628,960	USD	28,223,399	12/02/09	(751,948)

Malaysian Ringgit	22,220,000	USD	6,316,987	12/04/09	(232,100)

Malaysian Ringgit	22,220,000	USD	6,560,765	03/04/10	37,097

Mexican Peso	141,600,000	USD	10,996,777	12/04/09	49,551

Norwegian Krone	123,870,000	USD	22,082,182	12/02/09	256,023

Polish Zloty	12,000,000	USD	4,361,258	03/04/10	56,290

Russian Ruble	318,000,000	USD	11,034,004	12/04/09	157,697

South African Rand	78,800,000	USD	10,563,003	12/04/09	(73,811)

Swedish Krona	89,600,000	JPY	1,137,928,960	12/02/09	312,144

Swedish Krona	110,730,000	USD	16,006,071	12/02/09	122,946

Swiss Franc	20,794,529	USD	19,609,221	12/02/09	(1,093,183)

Swiss Franc	20,795,000	USD	20,561,829	03/02/10	(153,417)

Turkish Lira	22,550,000	USD	15,033,833	12/04/09	282,643

Turkish Lira	5,700,000	USD	3,767,350	03/04/10	96,281

United States Dollar	424,018	AUD	510,000	12/02/09	43,091

United States Dollar	464,018	AUD	510,000	03/02/10	(1,142)

United States Dollar	11,328,311	BRL	19,600,850	12/04/09	(167,635)

United States Dollar	18,144,222	BRL	33,710,000	12/04/09	1,050,169

United States Dollar	10,137,901	BRL	17,820,000	03/04/10	(160,957)

United States Dollar	22,237,105	CAD	23,090,000	12/02/09	(359,144)

United States Dollar	20,552,015	CHF	20,794,529	12/02/09	150,388

United States Dollar	15,954,387	CLP	7,840,000,000	12/04/09	(193,149)

United States Dollar	14,725,489	CLP	7,770,000,000	12/04/09	895,024

United States Dollar	2,655,087	COP	5,350,000,000	12/04/09	14,322

United States Dollar	10,583,942	COP	20,300,000,000	12/04/09	(455,155)

United States Dollar	28,791,065	EUR	19,358,144	12/02/09	276,156

United States Dollar	6,253,578	GBP	3,840,000	12/02/09	63,606

United States Dollar	6,343,450	GBP	3,840,000	03/02/10	(29,722)

United States Dollar	2,773,408	HUF	536,710,000	12/04/09	162,235

United States Dollar	14,507,030	JPY	1,366,700,000	12/02/09	1,303,938

United States Dollar	17,485,642	JPY	1,549,700,000	03/02/10	450,597

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Forward foreign currency contracts (concluded)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

United States Dollar	10,424,028	MXN	141,600,000	12/04/09	$523,198

United States Dollar	10,870,149	MXN	141,600,000	03/04/10	(49,552)

United States Dollar	6,566,194	MYR	22,220,000	12/04/09	(17,107)

United States Dollar	20,452,407	NOK	123,870,000	12/02/09	1,373,752

United States Dollar	21,996,209	NOK	123,870,000	03/02/10	(252,041)

United States Dollar	10,600,000	RUB	318,000,000	12/04/09	276,307

United States Dollar	10,879,234	RUB	318,000,000	03/04/10	(166,372)

United States Dollar	16,010,410	SEK	110,730,000	03/02/10	(121,588)

United States Dollar	15,148,062	TRY	22,550,000	12/04/09	(396,871)

United States Dollar	11,136,814	TRY	16,850,000	03/04/10	(284,619)

United States Dollar	10,440,543	ZAR	78,800,000	12/04/09	196,271

United States Dollar	10,707,230	ZAR	81,300,000	03/04/10	78,013

Net unrealized appreciation on forward foreign currency contracts					$674,082

Currency type abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of November 30, 2009:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Long Bonds,
50 contracts (USD)	December 2009	$6,165,704	$6,167,188	$1,484

US Long Bonds,
16 contracts (USD)	March 2010	1,924,385	1,963,500	39,115

2 Year US Treasury Notes,
267 contracts (USD)	December 2009	57,941,183	58,460,484	519,301

2 Year US Treasury Notes,
455 contracts (USD)	March 2010	99,038,487	99,140,234	101,747

10 Year US Treasury Notes,
429 contracts (USD)	December 2009	51,213,295	51,982,735	769,440

US Treasury futures sell contracts:
3 Year US Treasury Notes,
337 contracts (USD)	December 2009	(75,284,650)	(76,646,438)	(1,361,788)

3 Year US Treasury Notes,
141 contracts (USD)	March 2010	(31,810,812)	(31,861,594)	(50,782)

5 Year US Treasury Notes,
618 contracts (USD)	March 2010	(72,277,918)	(72,470,156)	(192,238)

10 Year US Treasury Notes,
160 contracts (USD)	December 2009	(18,559,747)	(19,387,500)	(827,753)

Interest rate futures buy contracts:
90 Day Euro-Dollar Futures,
500 contracts (USD)	December 2010	123,020,500	123,631,250	610,750

90 Day Euro-Dollar
Interest Rate Futures,
886 contracts (USD)	March 2014	211,005,924	212,728,600	1,722,676

Euro-Bund,
97 contracts (EUR)	December 2009	17,696,766	18,006,753	309,987

Interest rate futures sell contracts:
90 Day Euro-Dollar Futures,
450 contracts (USD)	December 2009	(112,200,300)	(112,176,563)	23,737

90 Day Euro-Dollar Futures,
450 contracts (USD)	March 2010	(112,115,925)	(112,066,875)	49,050

90 Day Euro-Dollar Futures,
1,086 contracts (USD)	March 2012	(261,378,440)	(264,508,875)	(3,130,435)

Net unrealized depreciation on futures contracts				$(1,415,709)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

Swap agreements
Strategic Global Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of November 30, 2009:

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Citigroup
Global Markets
Limited	MYR	7,300,000	11/23/14	2.1700	%(1)	3.7050	%(2)	$—	$6,476	$6,476

Citigroup
Global Markets
Limited	USD	187,000,000	12/30/11	1.3000	(2)	—	(3)	—	(377,983)	(377,983)

Citigroup
Global Markets
Limited	USD	67,000,000	07/29/12	0.2806	(4)	2.1050	(2)	—	1,773,229	1,773,229

Citigroup
Global Markets
Limited	USD	26,550,000	11/15/16	4.0000	(2)	—	(3)	—	(1,670,412)	(1,670,412)

Citigroup
Global Markets
Limited	USD	42,400,000	11/24/18	0.2409	(5)	0.2622	(4)	—	134,115	134,115

Citigroup
Global Markets
Limited	USD	10,880,000	03/11/19	0.2987	(4)	3.5100	(2)	—	356,151	356,151

Citigroup
Global Markets
Limited	USD	16,200,000	08/15/25	4.0650	(2)	—	(3)	—	(369,260)	(369,260)

Citigroup
Global Markets
Limited	USD	6,480,000	03/11/29	3.9710	(2)	0.2987	(4)	—	(132,350)	(132,350)

Deutsche
Bank AG	AUD	4,400,000	09/21/19	3.6800	(6)	5.9700	(2)	—	44,937	44,937

Deutsche
Bank AG	AUD	2,300,000	09/21/39	5.6200	(2)	3.6800	(6)	—	(19,229)	(19,229)

Deutsche
Bank AG	GBP	64,300,000	08/15/13	—	(7)	4.7000	(2)	—	2,170,680	2,170,680

Deutsche
Bank AG	GBP	55,000,000	08/15/16	4.8225	(2)	—	(7)	—	(3,185,854)	(3,185,854)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Interest rate swap agreements (concluded)

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Deutsche
Bank AG	GBP	15,400,000	08/15/21	—	%(7)	4.8900	%(2)	$—	$1,145,475	$1,145,475

Deutsche
Bank AG	USD	42,550,000	05/31/14	—	(3)	2.3300	(2)	—	41,342	41,342

Deutsche
Bank AG	USD	14,930,000	10/27/16	3.7090	(2)	0.2819	(4)	—	(897,798)	(897,798)

JP Morgan
Chase Bank	USD	124,100,000	01/09/10	0.2844	(4)	0.6547	(5)	—	115,887	115,887

JP Morgan
Chase Bank	USD	450,000,000	06/16/10	—	(7)	0.4675	(2)	—	(61,288)	(61,288)

JP Morgan
Chase Bank	USD	42,300,000	11/24/18	0.2459	(5)	0.2622	(4)	—	116,486	116,486

JP Morgan
Chase Bank	USD	124,100,000	01/09/19	0.2528	(5)	0.2844	(4)	—	341,154	341,154

Merrill Lynch
International	CAD	27,900,000	09/29/13	—	(8)	3.4500	(2)	—	243,480	243,480

Merrill Lynch
International	CAD	23,300,000	09/29/16	3.7400	(2)	—	(8)	—	(188,098)	(188,098)

Merrill Lynch
International	CAD	11,350,000	03/09/19	3.3960	(2)	0.4371	(9)	—	(184,505)	(184,505)

Merrill Lynch
International	CAD	6,440,000	09/29/21	—	(8)	4.2475	(2)	—	7,124	7,124

Merrill Lynch
International	CAD	7,050,000	03/09/29	0.4371	(9)	4.1880	(2)	—	134,863	134,863

Merrill Lynch
International	USD	440,000,000	07/06/10	—	(7)	0.6300	(2)	—	246,052	246,052

Merrill Lynch
International	USD	84,700,000	11/24/10	0.2622	(4)	0.3509	(5)	—	53,056	53,056

Merrill Lynch
International	USD	120,500,000	12/31/12	—	(3)	1.9100	(2)	—	578,508	578,508

Merrill Lynch
International	USD	14,930,000	10/27/16	3.7090	(2)	0.2819	(4)	—	(897,798)	(897,798)

								$—	$(475,560)	$(475,560)

(1)	Rate based on 3 month KLIBOR.
(2)	Payments made or received are based on the notional amount.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

(3)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2009.
(4)	Rate based on 3 month LIBOR (USD BBA).
(5)	Rate based on 1 month LIBOR (USD BBA).
(6)	Rate based on 6 month BBSW.
(7)	Rate based on 6 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2009.
(8)	Rate based on 3 month Canada Bankers’ Acceptance rate. This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2009.
(9)	Rate based on 3 month Canada Bankers’ Acceptance rate.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
KLIBOR	Kuala Lumpur Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	Great Britain Pound
MYR	Malaysian Ringgit
USD	United States Dollar

Strategic Global Income Fund, Inc. had outstanding credit default swap agreements with the following terms as of November 30, 2009:

Credit default swap on corporate and sovereign issues—sell protection(1)

Counterparty—Credit Suisse International:

			Payments		Upfront
		Payments	received		payments
Notional	Termination	made by	by the		(made)/		Unrealized	Credit
amount	date	the Fund	Fund		(received)	Value	depreciation	spread(2)

USD 4,000,000	05/20/12	— (3)	3.3000	%(4)	$—	$(104,651)	$(104,651)	4.71%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(3)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(4)	Payments received are based on the notional amount.

Currency type abbreviation:
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of November 30, 2009:

	Expiration	Premiums
	dates	received	Value

Call options
1 Year Euro-Dollar Mid-Curve,
660 contracts, strike @ USD 98.00	March 2010	$601,140	$1,134,375

90 Day Euro-Dollar Futures,
2,000 contracts, strike @ USD 99.63	December 2009	93,000	512,500

90 Day Euro-Dollar Futures,
380 contracts, strike @ USD 99.50	March 2010	158,920	171,000

Put options
1 Year Euro-Dollar Mid-Curve,
660 contracts, strike @ USD 98.00	March 2010	517,790	177,375

90 Day Euro-Dollar Futures,
390 contracts, strike @ USD 98.63	December 2009	57,135	2,437

90 Day Euro-Dollar Futures,
309 contracts, strike @ USD 99.38	March 2010	171,958	36,694

90 Day Euro-Dollar Futures,
880 contracts, strike @ USD 99.50	March 2010	236,170	143,000

90 Day Euro-Dollar Futures,
400 contracts, strike @ USD 98.50	June 2010	187,300	40,000

Total options written		$2,023,413	$2,217,381

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Written option activity for the year ended November 30, 2009 for Strategic Global Income Fund, Inc. was as follows:

	Number of	Amount of
	contracts	premiums received

Options outstanding at November 30, 2008	365	$141,698

Options written	12,818	6,051,609

Options terminated in closing purchase transactions	(7,504)	(4,169,894)

Options expired prior to exercise	—	—

Options outstanding at November 30, 2009	5,679	$2,023,413

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

Measurements at 11/30/09

	Unadjusted
	quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$48,159,735	$6,981,339	$55,141,074

Asset-backed securities	—	11,416,114	—	11,416,114

Collateralized debt obligations	—	—	28,259,795	28,259,795

Commercial mortgage-backed securities	—	18,068,587	—	18,068,587

Mortgage & agency debt securities	—	7,119,882	—	7,119,882

Municipal bond	—	299,994	—	299,994

US government obligations	—	15,567,310	—	15,567,310

Non US-government obligations	—	65,394,877	—	65,394,877

Sovereign/supranational bonds	—	4,191,655	—	4,191,655

Credit-linked note	—	4,346,170	—	4,346,170

Short-term investment	—	3,869,654	—	3,869,654

Other financial instruments(1)	(1,301,822)	93,871	—	(1,207,951)

Total	$(1,301,822)	$178,527,849	$35,241,134	$212,467,161

(1)	Other financial instruments may include open futures contracts, swap agreements, options, and forward foreign currency contracts.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2009

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

			Non US-
	Corporate	Collateralized	government
	bonds	debt obligations	obligations	Total

Assets
Beginning balance	$13,161,198	$11,014,365	$1,537,367	$25,712,930

Total gains or losses
(realized/unrealized) included
in earnings(a)	1,947,914	6,515,325	—	8,463,239

Purchases, sales, issuances,
and settlements (net)	(8,128,773)	1,520,000	—	(6,608,773)

Transfers in and/or out of
Level 3	1,000	9,210,105	(1,537,367)	7,673,738

Ending balance	$6,981,339	$28,259,795	$—	$35,241,134

The amount of total gains or
losses for the period included
in earnings attributable to the
change in unrealized gains or
losses relating to investments
still held at 11/30/09.	$830,606	$10,063,123	$—	$10,893,729

(a)	Does not include unrealized gains of $3,548,698 related to transferred assets presented at their end of period values.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—November 30, 2009

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$200,656,471)	$212,159,846

Investments in securities of affiliated issuers, at value (cost—$3,869,654)	3,869,654

Total investments (cost—$204,526,125)	216,029,500

Foreign currency, at value (cost—$1,308,838)	1,320,729

Cash	39,898

Interest receivable	2,515,713

Receivable for investments sold	1,358,815

Due from broker*	493,682

Variation margin receivable	72,619

Outstanding swap agreements, at value	7,509,015

Unrealized appreciation on forward foreign currency contracts	9,301,497

Other assets	2,191

Total assets	238,643,659

Liabilities:
Unrealized depreciation on forward foreign currency contracts	8,627,415

Outstanding swap agreements, at value	8,089,226

Options written, at value**	2,217,381

Payable for investments purchased	1,361,739

Payable to investment advisor and administrator	170,470

Directors’ fees payable	2,784

Accrued expenses and other liabilities	165,862

Total liabilities	20,634,877

Net assets:
Capital stock—$0.001 par value;100,000,000 shares authorized; 18,258,828 shares issued and outstanding	206,099,090

Distributions in excess of net investment income	(263,801)

Accumulated net realized gain from investment transactions	2,134,538

Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	10,038,955

Net assets	$218,008,782

Net asset value per share	$11.94

*	Represents cash collateral on open futures contacts.
**	Premiums received by the Fund on options written amounted to $2,023,413.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of operations

For the
year ended
November 30, 2009

Investment Income:
Interest income, net of foreign withholding taxes of $24,765 (includes $116,178 earned from affiliated entities)	$12,325,454

Dividend income	991

Total investment income	12,326,445

Expenses:
Investment advisory and administration fees	1,878,219

Professional fees	134,228

Custody and accounting fees	130,225

Reports and notices to shareholders	102,825

Directors’ fees	24,581

Listing fees	23,684

Transfer agency fees	21,741

Insurance expense	4,345

Other expenses	28,110

Total expenses	2,347,958

Less: Fee waivers by investment advisor and administrator	(35,168)

Net expenses	2,312,790

Net investment income	10,013,655

Realized and unrealized gain/(loss) from investment activities:
Net realized gain/(loss) from:
Investments	(1,960,749)

Futures	1,332,783

Options written	3,601,111

Swap agreements	5,378,418

Forward foreign currency contracts and foreign currency transactions	(210,079)

Net change in unrealized appreciation/(depreciation) of:
Investments	44,448,483

Futures	(1,071,706)

Options written	(262,666)

Swap agreements	(710,478)

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,188,963

Net realized and unrealized gain from investment activities	51,734,080

Net increase in net assets resulting from operations	$61,747,735

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the years ended November 30,

	2009	2008

From operations:
Net investment income	$10,013,655	$12,453,630

Net realized loss from investments	(1,960,749)	(4,466,265)

Net realized gain from futures	1,332,783	1,188,613

Net realized gain from options written	3,601,111	1,025,669

Net realized gain from swap agreements	5,378,418	1,090,249

Net realized gain/(loss) from forward foreign currency contracts and foreign currency transactions	(210,079)	6,319,829

Net change in unrealized appreciation/(depreciation) of:
Investments	44,448,483	(38,103,519)

Futures	(1,071,706)	(355,276)

Options written	(262,666)	72,974

Swap agreements	(710,478)	240,978

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,188,963	741,856

Net increase/(decrease) in net assets resulting from operations	61,747,735	(19,791,262)

Dividends and distributions to shareholders from:
Net investment income	(14,207,194)	(16,372,691)

Net realized gains	—	(1,433,318)

Total dividends and distributions to shareholders	(14,207,194)	(17,806,009)

Net increase/(decrease) in net assets	47,540,541	(37,597,271)

Net assets:
Beginning of year	170,468,241	208,065,512

End of year	$218,008,782	$170,468,241

Accumulated undistributed/(distributions in excess of) net investment income	$(263,801)	$1,181,417

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the years ended November 30,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.34	$11.40	$11.85	$11.47	$13.12

Net investment income	0.55 *	0.68 *	0.45 *	0.51	0.54

Net realized and unrealized gains/
(losses) from investment activities	2.83	(1.76)	0.03	0.80	(0.28)

Net increase/(decrease) from
investment operations	3.38	(1.08)	0.48	1.31	0.26

Dividends from net investment income	(0.78)	(0.90)	(0.61)	(0.83)	(1.17)

Distributions from net realized gains	—	(0.08)	(0.32)	(0.10)	(0.63)

Distribution from paid-in-capital	—	—	—	—	(0.11)

Total dividends and distributions	(0.78)	(0.98)	(0.93)	(0.93)	(1.91)

Net asset value, end of year	$11.94	$9.34	$11.40	$11.85	$11.47

Market price per share, end of year	$10.63	$7.53	$10.38	$11.67	$10.56

Total net asset value return(1)	37.82%	(10.52)%	4.22%	11.89%	1.85%

Total market price return(2)	53.96%	(20.13)%	(3.45)%	19.70%	(17.37)%

Ratios/supplemental data:
Net assets, end of year (000’s)	$218,009	$170,468	$208,066	$216,398	$209,404

Ratio of expenses to average net assets:
Before fees waived by advisor	1.25%	1.21%	1.22%	1.23%	1.22%

After fees waived by advisor	1.23%	1.21%	1.22%	1.23%	1.22%

Ratio of net investment income to average net assets:	5.30%	6.14%	3.86%	4.43%	4.43%

Portfolio turnover rate	128%	102%	103%	74%	113%

*	Calculated using the average shares method.
(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized “matrix”

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value determined by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

between the close of the foreign markets and 4:00 p.m., Eastern Time, will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m., Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, Interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments.

At November 30, 2009, the Fund had the following derivatives (not designated as hedging instruments under ASC 815):

Asset derivatives(1)

		Foreign
	Interest rate	exchange
	risk	risk	Total

Forward contracts	$—	$9,301,497	$9,301,497

Futures contracts	4,147,287	—	4,147,287

Swap contracts	7,509,015	—	7,509,015

Options contracts	2,354,388	—	2,354,388

Total value	$14,010,690	$9,301,497	$23,312,187

(1)	Statement of assets and liabilities location: Swap contracts, at value, Receivable for variation margin and Unrealized appreciation on forward foreign currency contracts. Cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

Liability derivatives(1)

		Foreign
	Interest rate	exchange	Credit
	risk	risk	risk	Total

Forward contracts	$—	$(8,627,415)	$—	$(8,627,415)

Futures contracts	(5,562,996)	—	—	(5,562,996)

Swap contracts	(7,984,575)	—	(104,651)	(8,089,226)

Options contracts	(2,217,381)	—	—	(2,217,381)

Total value	$(15,764,952)	$(8,627,415)	$(104,651)	$(24,497,018)

(1)	Statement of assets and liabilities location: Swap contracts, at value, Payable for variation margin and Unrealized depreciation on forward foreign currency contracts, Options written, at value. Cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

Activities in derivative instruments during the year ended November 30, 2009, were as follows:

		Foreign
	Interest rate	exchange	Credit
	risk	risk	risk	Total

Realized gain/(loss)(1)
Forward contracts	$—	$2,392,959	$—	$2,392,959

Futures contracts	1,332,783	—	—	1,332,783

Swap contracts	5,623,262	—	(244,844)	5,378,418

Options contracts	1,590,023	—	—	1,590,023

Total realized gain/(loss)	$8,546,068	$2,392,959	$(244,844)	$10,694,183

Change in appreciation/(depreciation)(2)
Forward contracts	$—	$847,888	$—	$847,888

Futures contracts	(1,071,706)	—	—	(1,071,706)

Swap contracts	(1,288,881)	—	578,403	(710,478)

Options contracts	(1,040,507)	—	—	(1,040,507)

Total change in appreciation/(depreciation)	$(3,401,094)	$847,888	$578,403	$(1,974,803)

(1)	Statement of operations location: Net realized gain/(loss) from investments, futures contracts, options written, swap contracts and forward foreign currency contracts.

(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) of investments, futures contracts, options written, swap contracts and forward foreign currency contracts.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to Portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the close of each business day; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

outstanding as of November 30, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues – sell protection” in the “Notes to portfolio of investments.” These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Credit linked notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Options writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM has voluntarily agreed to waive 0.05% of its fee, effective August 1, 2009, through July 31, 2010, thereby reducing the fee to 0.95% for such period. At November 30, 2009, the Fund owed UBS Global AM $170,470 in investment advisory and administration fees. For the year ended November 30, 2009, UBS Global AM waived $35,168 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended November 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $23,017,475. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2009.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2009. For the year ended November 30, 2009 and for the year ended November 30, 2008, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended November 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $234,447,884 and $219,817,025, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$14,207,194	$15,766,753

Net long-term capital gains	—	2,039,256

	$14,207,194	$17,806,009

At November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,175,423

Accumulated capital and other losses	(1,252,986)

Net unrealized appreciation	8,987,255

Total accumulated earnings	$11,909,692

The difference between book-basis and tax-basis net unrealized appreciation is attributable to tax treatment of swap income, realization for tax purposes

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2009

of gains/losses on certain derivative transactions, premium amortization adjustments and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2009, the Fund’s distributions in excess of net investment income was decreased by $2,748,321, accumulated net realized gain from investment activities was decreased by $2,748,319 and capital stock was decreased by $2. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, adjustments for certain debt obligations and the tax treatment of swaps.

As of and during the year ended November 30, 2009, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through January 27, 2010, the date of issuance of the financial statements. The Fund had no material subsequent events that occurred between the date of the Statement of assets and liabilities through January 27, 2010, that required disclosure in or adjustment to the financial statements.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of
Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
January 27, 2010

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than February 15, 2010. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2009, UBS Global AM had approximately $146 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $562 billion in assets under management as of September 30, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Strategic Global Income Fund, Inc.

General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata

Strategic Global Income Fund, Inc.

General information (unaudited)

share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000, in May 2005 and again effective August 2009. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”) on July 15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, at management’s request, Lipper provided supplemental expense

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically meaningful comparisons. The Expense Group consisted of three other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to eight other funds, which still may not result in any statistically meaningful comparisons.

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were slightly above the Fund’s Expense Group’s medians. However, when comparing the Fund’s total expenses to the expanded expense universe, the Fund’s total expenses were below the expanded expense universe’s median. Management proposed a voluntary management fee waiver pursuant to which UBS Global AM would waive 5 basis points of its management fee (i.e., 0.05%) from August 1, 2009 through July 31, 2010, making the Fund’s effective actual annual management fee rate, after this waiver, 0.95% of the Fund’s average weekly net assets.

Taking all of the above into consideration, including the new voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance. In addition, at management’s request, Lipper provided supplemental performance data for the Fund, as the Fund’s Performance Universe may have been too small to make any statistically meaningful comparisons. The Performance Universe consisted of only four other comparable non-leveraged funds for the one-year period, two other comparable non-leveraged funds for the three-year period and one other comparable non-leveraged fund for the remaining periods. The expanded Performance Universe included both leveraged and non-leveraged comparable funds and increased the size of the comparison; however, the expanded performance universe still may not result in any statistically meaningful comparisons.

The comparative Lipper information showed that the Fund’s performance was relatively close to the expanded Performance Universe’s median for the comparative periods. Management noted that when comparing the Fund’s performance to the “basic” Performance Universe, the Fund had weak relative performance for the one year ended April 30, 2009, but remained competitive within the expanded performance universe over the one-, three-, five-, ten-year and since inception periods. Management explained that the majority of the Fund’s underperfomance over the past year occurred in the fourth quarter of 2008, when the markets sold off and spreads across all sectors, except U.S. government instruments, widened dramatically. Management also explained that part of the Fund’s underperformance resulted from (i) overweight exposure to Argentina, (ii) positions in quasi-sovereign and corporate debt, and (iii) underperformance of certain non-benchmark assets.

Based on its review and management’s explanation, the board concluded that the Fund’s investment performance was satisfactory, but would continue to monitor the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory contracts of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises other global fixed income funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the Directors and is being mailed to shareholders concurrently with this annual report.

Interested Director
Term of
	Position(s)	office(1) and
	held with	length of
Name, address, and age	Fund	time served	Principal occupation(s) during past 5 years

Meyer Feldberg;(2) 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors
Term of
	Position(s)	office(1) and
	held with	length of
Name, address, and age	Fund	time served	Principal occupation(s) during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 69 207 Benedict Ave Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded)
Term of
	Position(s)	office(1) and
	held with	length of
Name, address, and age	Fund	time served	Principal occupation(s) during past 5 years

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Uwe Schillhorn**; 45	Vice President	Since 2004	Mr. Schillhorn is a managing director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age unless the Fund’s Board determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of the Board, until 2011. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

(2)	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

 UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended November 30, 2009 and November 30, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended November 30, 2009 and November 30, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,574 and $3,523, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements, and (2) review of the consolidated 2008 and 2007 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended November 30, 2009 and November 30, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,625 and $4,600, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended November 30, 2009 and November 30, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2009 and November 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended November 30, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended November 30, 2009 and November 30, 2008, the aggregate fees billed by E&Y of $122,464 and $412,382, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:
		2009	2008
	Covered Services	$8,199	$8,123
	Non-Covered Services	$114,265	$404,259

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – February 8, 2010

(a)	(2) (i) Portfolio Manager

Uwe Schillhorn

(a)	(2) (ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for four additional Registered Management Investment Companies (not including the Registrant) totaling approximately $866 million as of November 30, 2009.

(a)	(2) (ii) (B) Other Pooled Investment Vehicles

The portfolio manager is responsible for seven additional Other Pooled Investment Vehicles totaling approximately $1 billion as of November 30, 2009.

(a)	(2) (ii) (C) Other accounts

The portfolio manager is responsible for 12 additional accounts totaling approximately $5.6 billion as of November 30, 2009.

(a)	(2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a)	(2) (iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2009.)

(a)	(3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio manager, has three basic components – a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

•	The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.
•	Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual’s contribution (financial and non-financial) to UBS Global AM’s business results and the performance of the individual’s respective function, UBS Global AM and UBS. As its name implies, this can be variable.
•	Variable equity – Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global AM believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable cash compensation available generally will depend on the firm’s overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the funds’ benchmarks) for all the funds they manage. In the case of the registrant, the relevant benchmark is a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% of J.P. Morgan Emerging Markets Bond Index Global. The portfolio manager’s investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2009, except as otherwise noted.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2009.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is attached hereto as Exhibit EX-99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:         /s/ Kai R. Sotorp
               Kai R. Sotorp
               President

Date:     February 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Kai R. Sotorp
               Kai R. Sotorp
               President

Date:     February 8, 2010

By:         /s/ Thomas Disbrow
               Thomas Disbrow
               Vice President and Treasurer

Date:     February 8, 2010